Exhibit 10.3

FIRST AMENDMENT TO AND CONSENT UNDER

SECOND AMENDED AND RESTATED

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

This FIRST AMENDMENT TO AND CONSENT UNDER SECOND AMENDED AND RESTATED INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT (this “First Amendment”) is made as of October 14, 2008, by and among: (i) Prudential Investment Management, Inc. (“PIM”), The Prudential Insurance Company of America (“Prudential”) and Prudential Retirement Insurance and Annuity Company (“PRIAC”), as Prudential Noteholders and Secured Creditors, (ii) Bank of America, N.A., a national banking association (“BofA”), as a Credit Agreement Lender, Issuing Bank and Secured Creditor, (iii) Union Bank of California, N.A. (“Union Bank”) and U.S. Bank National Association (“U.S. Bank”), as Credit Agreement Lenders and Secured Creditors, and (iv) BofA, in its capacity as Collateral Agent; and is further acknowledged and consented to by Northwest Pipe Company, an Oregon corporation (the “Company”) and any other Persons that have become guarantors or other co-obligors of any of the Secured Obligations (together with the Company, collectively, the “Credit Parties”). Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Intercreditor Agreement referred to below.

RECITALS

WHEREAS, the Prudential Noteholders and the Credit Agreement Lenders entered into that Second Amended and Restated Intercreditor Agreement dated as of May 31, 2007 (as amended hereby and as may be further amended, restated, supplemented and modified from time to time, the “Intercreditor Agreement”), which was countersigned and agreed to by the Company;

WHEREAS, concurrently herewith certain Credit Agreement Lenders and the Company are entering into that Second Amendment to Amended and Restated Credit Agreement (the “Second Amendment to Credit Agreement”), which makes certain modifications to the Credit Agreement, including an increase in the aggregate commitments of such Credit Agreement Lenders thereunder;

WHEREAS, concurrently herewith U.S. Bank is executing and delivering a joinder agreement to the Credit Agreement, making it an additional lender under the Credit Agreement with a commitment of $25,000,000 thereunder (the “U.S. Bank Credit Agreement Joinder”);

WHEREAS, concurrently herewith U.S. Bank is executing and delivering a Joinder Agreement (Secured Creditor), making it an additional Credit Agreement Lender and an additional Secured Creditor under the Intercreditor Agreement (the “U.S. Bank Intercreditor Agreement Joinder”);

WHEREAS, concurrently herewith the Prudential Noteholders and the Company are entering into that certain First Amendment and Limited Waiver to Amended and Restated Note Purchase and Private Shelf Agreement, which makes certain modifications to the Prudential Note Agreement (the “First Amendment to Prudential Note Agreement”); and

WHEREAS, the parties hereto desire to make certain amendments to the Intercreditor Agreement, and to have the Prudential Noteholders consent to the increase of the aggregate commitments under the Credit Agreement effected by the Second Amendment to Credit Agreement, all upon the terms and conditions more fully set forth herein.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the Intercreditor Agreement, and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1 . Amendments to Intercreditor Agreement. Pursuant to Section 8.6 of the Intercreditor Agreement, and subject to the satisfaction of the conditions precedent in Section 2 hereof, the term “Minority Creditor Group” appearing in Section 1.1 of the Intercreditor Agreement is hereby amended and restated in its entirety as follows:

“Minority Creditor Group” means a group comprised of any of the Credit Agreement Lenders or the Prudential Noteholders with respect to which the Principal Obligations of the Credit Agreement Obligations and the Prudential Note Obligations attributable to such Persons at such time collectively constitute at least 10% of the Principal Obligations of the Secured Obligations at such time.

2 . Consent to Increased Commitments. Pursuant to Section 7.2(a) of the Intercreditor Agreement, and subject to the satisfaction of the conditions precedent in Section 2 hereof, the undersigned Prudential Noteholders, who represent and warrant to the other parties hereto that they constitute all of the Prudential Noteholders (including the Majority Prudential Noteholders), hereby consent to and approve the modifications to the Credit Agreement set forth in the Second Amendment to Credit Agreement, including, among others, the increase in the aggregate commitments under the Credit Agreement in an amount not to exceed $200,000,000.

3 . Conditions. This First Amendment shall be effective upon satisfaction or waiver of all the following conditions precedent:

3.1. Execution of this First Amendment. Each of the parties hereto shall have executed an original counterpart of this First Amendment and shall have delivered such signatures to each other party hereto.

3.2. Execution of U.S. Bank Credit Agreement Joinder. U.S. Bank shall have executed an original counterpart of the U.S. Bank Credit Agreement Joinder and shall have delivered such signatures to each of the other parties to the Creditor Agreement (together with a fully executed copy of such joinder agreement delivered to the Prudential Noteholders).

3.3. Execution of U.S. Bank Intercreditor Agreement Joinder. U.S. Bank shall have executed an original counterpart of the U.S. Bank Intercreditor Agreement Joinder and shall have delivered such signatures to each of the other parties to the Intercreditor Agreement.

3.4. Execution of Second Amendment to Credit Agreement. Each of the parties to the Second Amendment to Credit Agreement shall have executed an original counterpart of such amendment, and shall have delivered such signatures to the parties thereto (together with a fully executed copy of such amendment delivered to the Prudential Noteholders), and the conditions precedent thereunder shall have been satisfied or waived and the Second Amendment to Credit Agreement is effective in accordance with its terms.

3.5. Execution of First Amendment to Prudential Note Agreement. Each of the parties to the First Amendment to Prudential Note Agreement shall have executed an original counterpart of such amendment, and shall have delivered such signatures to the parties thereto (together with a fully executed copy of such amendment delivered to the administrative agent under the Credit Agreement), and the conditions precedent thereunder shall have been satisfied or waived and the First Amendment to Prudential Note Agreement is effective in accordance with its terms.

3.6. Filing of UCC Amendment Statements. The Collateral Agent shall have filed UCC amendment statements to each UCC financing statements filed against the Company in favor of the Collateral Agent, which reflect the Company’s change of address, and the Collateral Agent shall have provided evidence of filing of the same to each of the Secured Creditors.

4 Miscellaneous.

4.1. Continuing Effect. Except as specifically provided herein, the Intercreditor Agreement and the other documents related thereto shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

4.2. No Waiver; Reservation of Rights. This First Amendment is limited as specified and the execution, delivery and effectiveness of this First Amendment shall not operate as a modification, consent, acceptance or waiver of any provision of the Intercreditor Agreement, or any other documents related thereto, except as specifically set forth herein.

4.3. References.

4.3.1. From and after the date hereof, (i) the Intercreditor Agreement and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this First Amendment and (ii) all of the terms and provisions of this First Amendment are hereby incorporated by reference into the Intercreditor Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.

4.3.2. From and after the date hereof, (i) all references in the Intercreditor Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Intercreditor Agreement shall mean the Intercreditor Agreement as amended hereby and (ii) all references in the Intercreditor Agreement or any other agreement, instrument or document executed and delivered in connection therewith to “Intercreditor Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Intercreditor Agreement shall mean the Intercreditor Agreement as amended hereby.

4.4. Governing Law. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

4.5. Severability. In case any one or more of the provisions contained in this First Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

4.6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

4.7. Section Headings. The Section headings used herein are for convenience of reference only and are not to affect the construction of or be taken into consideration in interpreting this First Amendment.

4.8. Binding Effect. This First Amendment shall be binding on each of the Company, the other Credit Parties and its successors and assigns. This First Amendment shall be binding on and inure to the benefit of the successors of each of the Secured Creditors.

4.9. Integration. This First Amendment, together with the other documents related hereto, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Intercreditor Agreement as of the date first written above.

BANK OF AMERICA, N. A., as Collateral Agent

By:
Title:

BANK OF AMERICA, N. A., as a Credit Agreement Lender, Issuing Bank and Secured Creditor

By:
Title:	Senior Vice President

UNION BANK OF CALIFORNIA, N.A., as a Credit Agreement Lender and Secured Creditor

By:
Title:

U.S. BANK NATIONAL ASSOCIATION, as a Credit Agreement Lender and Secured Creditor

By:
Title:

PRUDENTIAL INVESTMENT MANAGEMENT, INC., as a Prudential Noteholder and Secured Creditor

By:
Title:	Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a Prudential Noteholder and Secured Creditor

By:
Title:	Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY, as a Prudential Noteholder and Secured Creditor

By: PRUDENTIAL INVESTMENT MANAGEMENT, INC., as Investment Manager

By:
Title:	Vice President

COUNTERSIGNED AND AGREED BY THE CREDIT PARTIES:

NORTHWEST PIPE COMPANY, an Oregon corporation

By:
Name:	Brian W. Dunham
Title:	President and Chief Executive Officer